UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 23, 2015

IMH Financial Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52611	23-1537126
(Commission File Number)	(IRS Employer Identification No.)

7001 N. Scottsdale Rd., Suite # 2050Scottsdale, Arizona	85253
(Address of Principal Executive Offices)	(Zip Code)

480-840-8400
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: As previously disclosed in the Current Report on Form 8-K filed on January 29, 2015, IMH Financial Corporation (“IMH” or the “Company”) entered into a series of loan agreements in connection with the refinancing of certain of its senior debt. This Form 8-K/A amends the Current Report on Form 8-K referred to above to replace the following exhibits attached to the Form 8-K:

Exhibits	Exhibit Description

10.3
Loan Agreement among AZ-Waters Edge, LLC, Oasis Indian Bend LLC, HL Newco, LLC, NT 233 Oak Creek Lots, LLC, CA-Daley, LLC, IMH LR Real Estate, LLC, IMH LR Clubhouse, LLC, Southwest Acquisitions, LLC, IMH Special Asset NT 139, LLC, Buena Yuma, LLC, IMH Special Asset NT 140 (collectively, As Borrower) and Calmwater Capital 3, LLC, dated January 23, 2015.

10.4
Promissory Note among AZ-Waters Edge, LLC, Oasis Indian Bend LLC, HL Newco, LLC, NT 233 Oak Creek Lots, LLC, CA-Daley, LLC, IMH LR Real Estate, LLC, IMH LR Clubhouse, LLC, Southwest Acquisitions, LLC, IMH Special Asset NT 139, LLC, Buena Yuma, LLC, IMH Special Asset NT 140 (collectively, As Borrower) and Calmwater Capital 3, LLC, dated January 23, 2015

10.5	Loan Agreement among IMH Holdings 2, LLC and Calmwater Capital 3, LLC, dated January 23, 2015.
10.6	Promissory Note among IMH Holdings 2, LLC and Calmwater Capital 3, LLC, dated January 23, 2015.
10.8	Indemnity and Guaranty Agreement by IMH Financial Corporation in favor of Calmwater Capital 3, LLC, dated January 23, 2015 (Asset Loan 1).
10.9	Indemnity and Guaranty Agreement by IMH Financial Corporation in favor of Calmwater Capital 3, LLC, dated January 23, 2015 (Asset Loan 2).
99.1	News Release

The versions of the agreements attached as exhibits to the Current Report on Form 8-K filed on January 29, 2015 mistakenly excluded certain attachments that were included in the final agreement executed by the parties. The summary and description of the terms of the foregoing agreements in the Form 8-K filed on January 29, 2015, which are not being amended hereby, are qualified in their entirety by reference to the Exhibits attached hereto.

In addition, this Form 8-K/A amends the Current Report on Form 8-K referred to above to replace the news release filed as Exhibit 99.1 to the Current Report on Form 8-K filed on January 29, 2015 with the final version of that news release. The version of the news release attached as an exhibit to the Current Report on Form 8-K filed on January 29, 2015 was an earlier draft of the news release rather than the final news release issued by the Company.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibits	Exhibit Description

10.3
Loan Agreement among AZ-Waters Edge, LLC, Oasis Indian Bend LLC, HL Newco, LLC, NT 233 Oak Creek Lots, LLC, CA-Daley, LLC, IMH LR Real Estate, LLC, IMH LR Clubhouse, LLC, Southwest Acquisitions, LLC, IMH Special Asset NT 139, LLC, Buena Yuma, LLC, IMH Special Asset NT 140 (collectively, As Borrower) and Calmwater Capital 3, LLC, dated January 23, 2015.

10.4
Promissory Note among AZ-Waters Edge, LLC, Oasis Indian Bend LLC, HL Newco, LLC, NT 233 Oak Creek Lots, LLC, CA-Daley, LLC, IMH LR Real Estate, LLC, IMH LR Clubhouse, LLC, Southwest Acquisitions, LLC, IMH Special Asset NT 139, LLC, Buena Yuma, LLC, IMH Special Asset NT 140 (collectively, As Borrower) and Calmwater Capital 3, LLC, dated January 23, 2015

10.5	Loan Agreement among IMH Holdings 2, LLC and Calmwater Capital 3, LLC, dated January 23, 2015.
10.6	Promissory Note among IMH Holdings 2, LLC and Calmwater Capital 3, LLC, dated January 23, 2015.
10.8	Indemnity and Guaranty Agreement by IMH Financial Corporation in favor of Calmwater Capital 3, LLC, dated January 23, 2015 (Asset Loan 1).
10.9	Indemnity and Guaranty Agreement by IMH Financial Corporation in favor of Calmwater Capital 3, LLC, dated January 23, 2015 (Asset Loan 2).
99.1	News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 30, 2015

IMH FINANCIAL CORPORATION

By:	/s/ Lawrence D. Bain
Lawrence D. Bain Chief Executive Officer

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